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                                                                   Exhibit 10.70


                                              [FINOVA(R) LOGO]
                                              FINANCIAL INNOVATORS

                                                   FINOVA Capitat Inc.
                                                   500 Church Street,
                                                   Suite 200
                                                   Nashville, TN 37219
                                                   Fax 615-242-0842
                                                   www.finova.com
                                                   ------------

March 25, 2002

Mr. John B. Frieling
Chief Executive Officer
Aquis Communications Group, Inc.
1719A Route 10, Suite 300
Parsipanny, NJ 07054


Re:  Amendment to February 21, 2002 Proposed Restructure Term Sheet


Dear Mr. Frieling:

FINOVA Capital, Inc. ("FINOVA") and Aquis Communications Group, Inc. ("Aquis") executed a Proposed Restructure Term Sheet on February 21, 2002. Subsequent to that date, certain modifications to the proposed terms were made. These modifications are as stated below. All other terms and requirements remain as previously agreed.

The modifications are as follows;

Tranche A Loan Amount:           Restructured Senior Secured Promissory Note
                                 in the amont of $7,000,000 ("Tranche A Note")

Term:                            Four and one-half (4 1/2) year term maturing
                                 June 30, 2006.

Tranche B Loan Amount:           Senior Secured Subordinate Note in the amount
                                 of $2,000,000 ("Tranche B Note")

Term:                            Four and one-half (4 1/2) year term
                                 maturing June 30, 2006

Tranche B Pre-Payment Provision: The repayment of the Tranche B Note shall occur on or before March 31, 2006 to enact the forgiveness and share reduction features.

Financial Covenants:             The ratio of Senior Debt (the then outstanding
                                 balance of the Tranche A Note) to EBITDA shall not exceed:

                                 o  2.00:1.00 for the fiscal year ending 2002;

                                 o  1.30:1.00 for the fiscal year ending 2003;

                                 o  0.90 for the fiscal year ending 2004, and;

                                 o  0.50 for the fiscal year ending 2005.


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Aquis Communications Group, Inc.
March 25, 2002

As stated, all other terms of the February 21, 2002 Proposed Restructure Term Sheet remain as previsously agreed. If these modifications are consistient with your understanding, please execute and return an original signature.



Sincerely,

FINOVA Capital Inc.


Bruce Dicks
Vice President

cc: David Fisher, Attorney at Law -- Via E-mail: david.fisher@piperrudnick.com
    Jon Intrater -- Via E-mail: jintrater@ladenburg.com




Acknowledgements. The undersigned acknowledges its review of this non-binding term sheet and that the terms and conditions herein are acceptable.

Aquis Communications Group, Inc.



By:
    --------------------------------------
    John Frieling, Chief Executive Officer


Date:
     -------------------------------------



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